SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 1997


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                                  IMATION CORP.
             (Exact name of registrant as specified in its charter)



        DELAWARE                        1-14310                 41-1838504
(State or other Jurisdiction)    (Commission File Number)     (IRS Employer
                                                            Identification No.)


                                 1 IMATION PLACE
                            OAKDALE, MINNESOTA 55128
              (Address of principal executive offices and zip code)

                                 (612) 704-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

         On August 15, 1997, Imation Corp. (the "Registrant") acquired all of the outstanding stock of Cemax-Icon, Inc. ("Cemax-Icon") through a merger of a newly-created subsidiary of the Registrant with and into Cemax-Icon. Pursuant to the Agreement and Plan of Merger dated as of May 13, 1997 (the "Merger Agreement") entered into in connection with the merger, for each share of Cemax-Icon common stock outstanding immediately prior to the time of the merger the stockholders of Cemax-Icon received a cash payment of $5.25 and one right (a "Contingent Payment Right") to receive contingent payments of up to $8.50 over a two-year period in cash or shares of the Registrant's common stock, based on the gross revenues of Cemax-Icon for the 24 months commencing July 1, 1997, net of any amount to which the Registrant is entitled pursuant to the offset provisions of the Merger Agreement. The maximum aggregate consideration payable by the Registrant in connection with the merger, including the Contingent Payment Rights, is $72,450,455 assuming such Contingent Payment Rights are paid in cash. In addition, holders of options to purchase an aggregate 1,155,466 shares of Cemax-Icon common stock outstanding at the time of the merger are entitled to receive, upon exercise of such options, .481409 of a share of the Registrant's common stock for each share of Cemax-Icon common stock underlying such options.

         The acquisition was funded from available cash and from borrowings under the Registrant's existing revolving credit facility with a syndicate of banks.

         Cemax-Icon, which is headquartered in Fremont, California, designs, manufactures and markets medical image information systems which electronically acquire, archive, distribute and display medical images throughout hospitals, outpatient facilities and integrated delivery networks.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                  Financial statements of the business acquired pursuant to the merger (which is being accounted for under the purchase method of accounting) will be filed by amendment to this Report pursuant to the requirements of this item if the business acquired is considered significant pursuant to Rule 3-05 of Regulation S-X.

         (b)      Pro Forma Financial Information:

                  Pro forma financial information for the business acquired pursuant to the merger (which is being accounted for under the purchase method of accounting) will be filed by amendment to this Report pursuant to the requirements of this item if the business acquired is considered significant pursuant to Rule 3-05 of Regulation S-X.


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         (c)      Exhibits:

                  (2) Agreement and Plan of Merger, dated as of May 13, 1997 by and among Imation Corp., Cemax-Icon, Inc., and CI Acquisition Corp., as amended, including the Exhibits thereto (incorporated by reference to Exhibit 2 to Amendment No. 2 to the Registrant's Registration Statement on Form S-4, Reg. No. 333-28837. Pursuant to Item 601(b)(2) of Regulation S-K, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any exhibits or schedules omitted from the filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMATION CORP.


Date:  August 26, 1997                     By:  /s/ Jill D. Burchill
                                                --------------------
                                                Jill D. Burchill
                                                Chief Financial Officer